EXHIBIT 99.1
November 2006

In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. Safe Harbor

Ashford Overview Portfolio Management and Internal Growth Strategies Lodging Overview Agenda

Ashford Overview

Portfolio Overview Hilton - Ft. Worth, TX Marriott RTP - Durham, NC JW Marriott - San Francisco, CA Sheraton - San Diego, CA Marriott - Arlington, VA Hyatt Dulles - Herndon, VA Hilton Nassau Bay - Houston, TX Hilton - Santa Fe, NM Hyatt - Anaheim, CA Residence Inn - Orlando, FL Westin O'Hare - Chicago, IL Hilton - St. Petersburg, FL Crowne Plaza - Beverly Hills, CA Courtyard - Ft. Lauderdale, FL Embassy Suites - Dallas, TX Sea Turtle Inn - Jacksonville, FL

Portfolio Overview

Luxury

Hotel	Market	Rooms
JW Marriott	San Francisco, CA	338
Total Luxury		338

Upper Upscale

Hotel	Market	Rooms
Annapolis Inn	Annapolis, MD	124
Doubletree Guest Suites	Columbus, OH	194
Doubletree Guest Suites	Dayton, OH	137
Embassy Suites	Dallas, TX	150
Embassy Suites	Austin, TX	150
Embassy Suites	Herndon, VA	150
Embassy Suites	Las Vegas, NV	220
Embassy Suites	Phoenix, AZ	229
Embassy Suites	Flagstaff, AZ	119
Embassy Suites	Syracuse, NY	215
Embassy Suites	West Palm Beach, FL	160
Embassy Suites	Houston, TX	150
Embassy Suites	Philadelphia, PA	263
Embassy Suites	Walnut Creek, CA	249
Hilton	Ft. Worth, TX	294
Hilton	St. Petersburg, FL	333
Hilton	Nassau Bay, TX	243
Hilton	Santa Fe, NM	157
Hilton	Minneapolis, MN	300
Hyatt	Garden Grove, CA	654
Hyatt	Herndon, VA	316
Marriott	Arlington, VA	697
Marriott	Durham, NC	225
Marriott	Trumbull, CT	323
Sea Turtle Inn	Jacksonville, FL	193
Sheraton	Bucks County, PA	187
Sheraton	Anchorage, AK	375
Sheraton	San Diego, CA	260
Sheraton	Iowa City, IA	234
Sheraton	Minneapolis, MN	222
Westin	Chicago, IL	525
Total Upper Upscale		8,048

Upscale

Hotel	Market	Rooms
Courtyard by Marriott	Bloomington, IN	117
Courtyard by Marriott	Columbus, IN	90
Courtyard by Marriott	Louisville, KY	150
Courtyard by Marriott	Alpharetta, GA	154
Courtyard by Marriott	Ft. Lauderdale, FL	174
Courtyard by Marriott	Foothill Ranch, CA	156
Courtyard by Marriott	Overland Park, KS	168
Courtyard by Marriott	Palm Desert, CA	151

Upscale cont.

Hotel	Market	Rooms
Courtyard by Marriott	Crystal City, VA	272
Crowne Plaza	Beverly Hills, CA	260
Crowne Plaza	Key West, FL	160
Hilton Garden Inn	Jacksonville, FL	119
Homewood Suites	Mobile, AL	86
Radisson	Indianapolis, IN	259
Radisson	Indianapolis, IN	371
Radisson	Covington, KY	236
Radisson	Holtsville, NY	188
Radisson	Rockland, MA	127
Radisson	Milford, MA	173
Residence Inn	Lake Buena Vista, FL	210
Residence Inn	Evansville, IN	78
Residence Inn	Falls Church, VA	159
Residence Inn	Palm Desert, CA	130
Residence Inn	Salt Lake City, UT	144
Residence Inn	San Diego, CA	150
Residence Inn	Orlando, FL	350
SpringHill Suites	Jacksonville, FL	102
SpringHill Suites	BWI Airport	133
SpringHill Suites	Buford, GA	96
SpringHill Suites	Kennesaw, GA	90
SpringHill Suites	Centreville, VA	136
SpringHill Suites	Charlotte, NC	136
SpringHill Suites	Gaithersburg, MD	162
SpringHill Suites	Durham, NC	120
Total Upscale		5,607

Midscale w/o F&B

Hotel	Market	Rooms
Fairfield Inn	Kennesaw, GA	87
Fairfield Inn	Evansville, IN	110
Fairfield Inn	Princeton, IN	73
Hampton Inn	Lawrenceville, GA	86
Hampton Inn	Buford, GA	92
Hampton Inn	Evansville, IN	141
Hampton Inn	Terre Haute, IN	112
Hampton Inn	Horse Cave, KY	101
TownePlace Suites	Tewksbury, MA	95
TownePlace Suites	Ft. Worth, TX	95
TownePlace Suites	Miami, FL	95
TownePlace Suites	Miami Lakes, FL	95
TownePlace Suites	Mt. Laurel, NJ	95
TownePlace Suites	Scarborough, ME	95
TownePlace Suites	Newark, CA	127
Total Midscale w/o F&B		1,499

6

(1) Enterprise Value, Net Debt/TEV and Dividend Yield as of the November 3, 2006 closing price, Net Debt as reported quarter ending September 30, 2006 (2) Source: Yahoo Finance (3) Primary and Secondary values as a percentage of year to date EBITDA ending September 30, 2006, pro forma for recent acquisitions and current loan portfolio (4) Year to date as of the quarter ending September 30, 2006 Enterprise Value $1.8 billion Lodging Investments % Primary 93% % Secondary 7% Number of Hotels 81 Rooms 15,492 Dividend $ per share Annualized $0.80 % Yield Annualized 6.6% % CAD Payout 78.9% Market Cap $1.1 billion Net Debt / TEV 34% Avg. Trading Volume (3m) 276,232 (2) Mgmt / Insider Ownership 10.5% Overview (1) Market Stats (3) (4)

RevPAR Growth Market Penetration Margin Improvement Higher Quality Assets Guest Satisfaction/Loyalty Value Creation Capital Appreciation Dividend Growth Investment Allocation Efficient Capital Structure Risk/Reward Balance Ashford's Strategies Internal Growth Strategy Portfolio Management Strategy

Portfolio Management Strategy

Investment Strategy Primary: Direct Hotel Ownership Secondary: Mezzanine Loans, 1st Mortgages, Sale Leasebacks Asset Mix Strategy Segment Brand Manager Geography Capital Strategy Minimize Cost of Capital Portfolio Management Strategy Ashford uses a portfolio management approach to maximize returns and reduce performance risk

Investment Strategy PRIMARY STRATEGY: Direct Hotel Ownership (currently 93% of EBITDA) Expansion Early Decline Late Decline Recovery SECONDARY STRATEGIES: Mezzanine Lending 1st Mortgages Sale Leasebacks (currently 7% of EBITDA) Ashford's primary strategy is direct hotel investments, supplemented by secondary strategies throughout cycles to enhance returns Note: EBITDA represents year to date ending September 30, 2006, pro forma for recent acquisitions and current loan portfolio

Source: Smith Travel Research, PricewaterhouseCoopers Research and Ashford Hospitality Trust. Mgmt's Acquisitions / Debt Investments (1) Mgmt's Sales/Loan Payoffs % U.S. Supply Change '90 0.034 '91 0.017 '92 6700 0.009 '93 12174 311 0.006 '94 3876 821 0.013 '95 360 2589 0.016 '96 1247 0.024 '97 4917 0.035 '98 1552 495 0.04 '99 610 5626 0.038 '00 669 532 0.028 '01 284 221 0.024 '02 0.016 '03 2416.52 0.011 '04 3576.19 112.23 0.006 '05 8951.17 1211.15 0.003 '06 4252.76 1535.71 0.008 % Change U.S. Hotel Rooms Source: HVS International, Remington Hotel Corp. 1 Debt investments are calculated as total rooms x percent of capital structure Management Acquisitions and Loans % Change in U.S. Hotel Room Supply Trendline - % Change in U.S. Hotel Room Supply Management Sales and Listings Management has demonstrated market cycle judgment and discipline Ashford IPO Investment Strategy - Timing

Investment Strategy - Primary (Direct Hotel Ownership) Note: Trailing twelve month EBITDA yield at acquisition. * Denotes announced transactions (1) Assuming cost of debt of 5.6% and 60% market leverage to cost. (Average Yield - Cost of Debt * % Debt) / % Equity.

(1) Assuming cost of debt of 1-month LIBOR (5.3%) + 200bps and 60% market leverage to cost. (Average Yield - Cost of Debt * % Debt) / % Equity. Investment Strategy - Secondary (Mezzanine Lending)

Upper Upscale 51.95 Upscale 36.19 Midscale w/o F&B 9.68 Luxury 2.18 Hilton 28.72 Marriott 39.88 Hyatt 6.26 Radisson 8.74 Starwood 11 Other 4.76 Top 25 Markets 57.92 Top 50 Markets 16.63 Other 18.75 Secondary Investment Strategies 6.7 Segment Brand Portfolio EBITDA Property Management Note: Segment, Brand and Property Management charts represent breakdown by rooms for announced and owned direct hotel investments as of November 6, 2006. EBITDA represents year to date ending September 30, 2006, pro forma for recent acquisitions, sorted into Metropolitan Statistical Areas. Remington 0.4787 Marriott 0.2772 Hyatt 0.0626 Dunn 0.0627 Other unaffiliated 0.1188 Asset Mix Strategy

Asset Mix Strategy Hotels in top 25 markets Hotels in top 50 markets Note: Excludes mezzanine investments. Source: U.S. Census Bureau. Grouped by Metropolitan Statistical Areas and sorted by population size. Hotels in remaining markets 80% of EBITDA is located within the top 50 markets

Source: SEC Filings, Ashford Hospitality Trust. Total Debt Fixed Debt Net Debt/TEV 4Q 03 50.2 6.4 -0.099 1Q 04 100 6.4 0.165 2Q 04 133.2 22 0.288 3Q 04 286.4 126.9 0.357 4Q 04 300.8 126.8 0.388 1Q 05 427.4 246.8 0.443 2Q 05 801.5 615 0.541 3Q 05 800.5 614.3 0.509 4Q 05 908.6 790.5 0.546 1Q 06 719.8 698.2 0.39 2Q 06 802.45 698.6 0.38 3Q 06 754 754 0.353 $ Millions Total Debt Net Debt / TEV Fixed Debt Capital Strategy Ashford has proactively managed its balance sheet to fix a high percentage of its debt at a low rate % Net Debt / TEV 5.3% 4.8% 5.0% 4.8% 5.1% 5.6% 5.6% 5.6% 5.6% 5.6% 12.7% 6.4% 16.5% 44.3% 42.2% 57.7% 76.7% 76.7% 87.0% 97.0% 5.7% 87.0% 5.6% 100%

Internal Growth Strategy

Internal Growth Strategy Brand/Reposition Pan Pacific/JW Marriott Ft. Worth Radisson/Hilton Capex Upgrade MIP Portfolio Hyatt Anaheim Immediate Margin Improvement Hilton Santa Fe Sea Turtle Inn Outsize Market Recovery Westin O'Hare Airport JW Marriott San Francisco High Initial Yield Hilton/Marriott Select Service Portfolio Embassy Suites/Doubletree Portfolio Capital Recycling FGS Portfolio CNL Portfolio Hilton - Santa Fe, NM Hyatt - Anaheim, CA

AHT RevPAR Growth Industry RevPAR Growth 4Q 03 0.013 0.036 1Q 04 0.022 0.077 2Q 04 0.06 0.086 3Q 04 0.067 0.064 4Q 04 0.089 0.084 1Q 05 0.125 0.072 2Q 05 0.126 0.083 3Q 05 0.123 0.083 4Q 05 0.127 0.099 1Q 06 0.12 0.097 2Q 06 0.121 0.083 3Q 06 0.095 0.06 Source: Smith Travel Research. Note: AHT RevPAR growth only includes hotels not under renovation. % RevPAR Increase AHT RevPAR Growth Industry RevPAR Growth Internal Growth Strategy Pro forma RevPAR growth was 9.5% for the third quarter 2006, the 9th consecutive quarter beating the market 12.0% 12.7% 12.3% 12.6% 12.5% 8.9% 6.7% 6.0% 2.2% 1.3% 12.1% 9.5%

Source: Internal Estimates. Estimates include deals that have been announced but not yet closed. Total Capex Value Added Capex 2004 14.2 11.4 2005 38.3 30.6 2006-2008E 160 128 $ Capex Maintenance Capital Expenditures Value Added Capital Expenditures Internal Growth Strategy $2.8 ($ in millions) $30.6 $11.4 $128.0 $32.0 $7.7 239 bps of RevPAR Penetration in 2005 344 bps of RevPAR Penetration in 2006 YTD

Internal Growth Strategy 18 Non-Core Properties Sold Since IPO Reasons we sell: Original investment strategy (portfolio acquisition) Property needs non-value add capex Shift in capital or hotel markets Supply/demand concerns Higher yielding alternatives FGS Portfolio Best Western - Dallas, TX Gull Wing Suites - S. Yarmouth, MA Holiday Inn - Coral Gables, FL Howard Johnson - Commack, NY Howard Johnson - Jericho, NY Inn on the Square - Falmouth, MA Ramada Inn - Hyannis, MA Ramada Inn - Warner Robins, GA CNL Portfolio Residence Inn - Sacramento, CA Residence Inn - Wilmington, DE Residence Inn - Orlando, FL Residence Inn - Ann Arbor, MI Residence Inn - Fishkill, NY Residence Inn - Providence, RI Residence Inn - Fort Worth, TX Residence Inn - Tyler, TX Office Buildings Bucks County, PA Fort Worth, TX (currently for sale)

Investment Case Studies 697-room hotel with 33,000 square feet of meeting space located in Crystal City, VA Acquired at attractive yield of 9.0% on a trailing cap rate Seller accepted operating partnership units as payment Sourced through off market transaction The hotel completed a $9.5 million renovation in 2002 and Ashford expects to invest an additional $13 million in 2006 Marriott Crystal Gateway Hotel - $107.0 million ($153,515 per key) 338-room luxury Pan Pacific Hotel located near Union Square in San Francisco Mobil 4-Star, AAA 4-Diamond rated hotel Up-branded to a JW Marriott. Hotel will significantly improve operating statistics by utilizing Marriott's reservation system and management practices San Francisco RevPAR is expected to increase 11.4% in 2006 according to Torto Wheaton Research The Westin St. Francis recently sold for $440 million at $368,200 per key and the Park Hyatt recently sold for $135 million at $375,000 per key Pan Pacific Hotel - $95.0 million ($281,065 per key)

Investment Case Studies Full-service, upper-upscale portfolio of seven hotels and 2,004 rooms Trailing 12-month cap rate of 6.0% and a 7.5% EBITDA yield Upside opportunities include: capex upgrade ($40 million), RevPAR penetration, margin improvement & asset sales Hotels include: 263-room Embassy Suites Philadelphia Airport 249-room Embassy Suites Walnut Creek, CA 300-room Hilton Minneapolis Airport 375-room Sheraton Anchorage 260-room Sheraton San Diego Mission Valley 323-room Marriott Trumbull, CT 234-room Sheraton Iowa City 7-Hotel MIP Portfolio - $267.2 million ($133,333 per key) 525-room hotel with 43,000 sq. ft. of meeting space Hotel is the only Mobil 4-Star, AAA 4-Diamond rated hotel in the O'Hare market Trailing 12-month cap rate of 6.5% and a 7.8% EBITDA yield Sourced through prior lending relationship with JER Partners Opened in 1984, the hotel recently completed a $14 million renovation. Ashford plans on spending an additional $6 million over the next 24 months. Excess land could provide expansion opportunities Westin O'Hare Airport - $125 million ($238,095 per key)

Lodging Overview

Source: Freidman Billings Ramsey "Property Week" as of 11/6/06, except for Lodging and AHT. First Call estimates used for Lodging and AHT - stock price as of 11/03/06; Lodging composite represents median of DRH, EHP, ENN, FCH, HIH, HST, HPT, HT, KPA, LHO, SHO, BEE and WXH. Lodging Overview Despite strong fundamentals lodging trades at a discount 2007E FFO Multiple Dividend Yield 21.4x 19.2x 16.7x 15.4x 9.8x 9.5x 3.5% 3.3% 3.6% 3.2% 4.8% 6.6% 8.0x 10.0x 12.0x 14.0x 16.0x 18.0x 20.0x 22.0x Apartment Office Retail Industrial Lodging AHT 2007 Consensus 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0%

Conclusion Demonstrated ability to deploy capital in accretive investments Proven track record of increasing value and growing dividend Lodging sector is attractively priced and positioned for growth and Ashford is particularly well situated among its peers

November 2006